Exhibit 99.1

PRESS RELEASE For Immediate Distribution

AGAPE ATP Corporation Forges Strategic Collaboration with UAE-Based Citadel Investment

Partnership Strengthens Global Oil, Gas and Petrochemical Trading Network Across Key International Markets

KUALA LUMPUR, MARCH 10, 2026 – NASDAQ-listed AGAPE ATP Corporation (“ATPC”) through its subsidiary ATPC Green Energy Sdn. Bhd., has entered into a Collaboration Agreement with Citadel Investment LLC, a Dubai-based investment and global commodities trading firm, to jointly explore opportunities in oil, gas, petroleum products and petrochemical trading across international markets.

Under the agreement, ATPC Green Energy and Citadel Investment will cooperate to identify, structure and facilitate transactions involving oil and gas products, leveraging their respective commercial networks, market intelligence and industry expertise to support cross-border energy trade. The partnership will focus on developing strategic relationships with buyers, suppliers, investors and project owners across global markets.

Citadel Investment LLC, headquartered in Dubai, United Arab Emirates, is engaged in real estate, banking consultancy, global oil trading and investment activities across commercial, industrial and agricultural sectors. The firm maintains extensive networks across international commodity markets and brings strong capabilities in deal structuring, supplier relationships and global trade operations.

Through the collaboration, ATPC Green Energy may introduce potential buyers and trade opportunities, while Citadel Investment will leverage its supply relationships to support competitive pricing and facilitate long-term supply arrangements for petroleum products. Both parties will work together to structure transactions and coordinate commercial engagements within their respective business networks.

Prof. Dato’ Sri Dr How Kok Choong, Founder and Global Group CEO of Agape ATP Corporation said, “This collaboration with Citadel Investment represents another strategic step in strengthening ATPC’s global energy trading capabilities. By combining our international networks and complementary expertise, we are well positioned to unlock new opportunities in oil and gas trade while supporting the evolving energy demands of global markets.”

The agreement establishes a framework for cooperation on a commission or profit-sharing basis for transactions introduced under the partnership, allowing both companies to participate in value generation through successfully executed deals.

The collaboration will initially focus on identifying high-value trade opportunities and build long-term commercial relationships within the global oil and gas supply chain, while maintaining compliance with international anti-corruption, sanctions and anti-money laundering regulations as outlined in the agreement.

This partnership further strengthens ATPC’s strategic position within the global energy sector, complementing the Group’s expanding portfolio spanning healthcare, wellness, energy trade and renewable energy initiatives, while reinforcing its ambition to become an integrated international platform for energy and infrastructure development.

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FORWARD-LOOKING STATEMENT

Certain statements contained in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the expected benefits and outcomes of the partnerships announced by AGAPE ATP Corporation (“ATPC”) and the potential for medical innovations and healthcare advancements through these collaborations. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the Company’s ability to execute its strategies, manage growth, and maintain its corporate culture; the Company’s future business development, financial conditions, and results of operations; expectations regarding demand for and market acceptance of our products and services; changes in technology; economic conditions; reputation and brand; the impact of competition and pricing; government regulations; fluctuations in general economic and business conditions in Malaysia and the international markets the Company plans to serve, and assumptions underlying or related to any of the foregoing and other risks contained in reports filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statements contained in this press release speak only as of the date hereof, and AGAPE ATP Corporation specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

About AGAPE ATP Corporation

Agape ATP Corporation (ATPC) is dedicated to enhancing the quality of life and promoting sustainable development. With a strong foundation built on two core business pillars, ATPC specialises in the provision of health and wellness products that caters to the diverse needs of its customers, ensuring their well-being and vitality. Additionally, APTC delivers comprehensive energy-saving solutions that empower companies to drive sustainability initiatives, reduce energy consumption, and achieve their sustainability goals.

For more information, visit https://atpc.com.my/.

Issued By: Koa International Sdn. Bhd. on behalf of Agape ATP Corporation

For more information, please contact:

Jazzmin Wan

Tel: +60 17-289 4110

Email: j.wan@swanconsultancy.biz

Mandy Tan

Tel: +60 16-477 2257

Email: m.tan@swanconsultancy.biz

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